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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7428

ING GET Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 to December 31, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2007

ING GET Fund

■	Series U

■	Series V

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Series by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews

President

ING Funds

January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World Index SM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write- downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GET FUND — SERIES U AND V	PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period (“Guarantee Period”), ING GET Fund — Series U and V (each a “Series”; collectively the “GET Series”) seek to achieve maximum total return and minimal exposure of each Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the guarantee period. The Series are managed by the following Portfolio Management Team with ING Investment Management Co., the Sub-Adviser.

Asset Allocation: Paul Zemsky serves as strategist for the GET Series and is responsible for overseeing overall GET Series strategy and the allocation of Series Assets between the equity and fixed components.

Equity Component: Omar Aguilar, Portfolio Manager and Vincent Costa, Portfolio Manager, co-manage the equity component.

Fixed Component: The fixed component is managed by James B. Kuffmann, Portfolio Manager.

Note: The Series are closed to new investments.

Performance: Listed below are the total returns for each Series, the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Lehman Brothers® 1-3 Year Government (“LBG 1-3”) Index(2) for the year ended December 31, 2007:

Series U	3.96%
Series V	4.98%
S&P 500® Index	5.49%
LBG 1-3 Index	7.10%

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)  The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	ING GET FUND — SERIES U AND V

ING GET Fund Series — U-V

Portfolio Specifics: For the GET Series, performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed-income depends on these factors and the paths they take over the guarantee period.

In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the GET Series generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed-income reduces the GET Series’ ability to fully participate in rising equity markets.

The GET Series fixed-income component underperformed the LBG 1-3 Index. The GET Series had a shorter duration than the index, which acted as a drag as longer duration issues outperformed shorter duration issues over the period. The GET Series invest in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal of Securities (“STRIPs”); Treasuries outperformed agencies and detracted from performance.

Despite being a very difficult year for quantitative managers, the GET Series equity component return outperformed the S&P 500® Index during the period. Positive stock selection in industrials and consumer discretionary contributed to performance. Stock selection in the financial sector hurt performance, due to the credit crisis and sub-prime meltdown. Energy holdings also detracted from performance. After a tough summer, performance bounced back nicely as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

Current Strategy and Outlook: Allocations between equities and fixed-income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.

We believe that concerns over credit — both deteriorating credit quality in loan sectors other than sub-prime, and tightening credit standards — have prompted the Federal Reserve Board (the “Fed”) to move more aggressively to head off what they fear could be a more severe and prolonged economic contraction. Our view is that the Fed will continue to cut rates until it believes that the danger of credit compromising a recovery in economic activity has passed. If we then begin to see stabilization in the economy, we would expect the Fed to pause and then gradually to begin raising interest rates toward year-end 2008.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other ING Funds.

Asset Allocation

as of December 31, 2007

(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities — Net
GET U	57.3%	42.6%	0.1%
GET V	87.6%	12.5%	(0.1)%

Portfolio holdings are subject to change daily

ING GET FUND — SERIES U	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period March 13, 2003
ING GET Fund — Series U	3.96%	4.85%
S&P 500® Index(1)	5.49%	14.28	%(2)
LBG 1-3 Index(3)	7.10%	3.20	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund — Series U against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)	Since inception performance for the index is shown from March 1, 2003.
(3)	The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

PORTFOLIO MANAGERS’ REPORT	ING GET FUND — SERIES V

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Guarantee Period June 13, 2003
ING GET Fund — Series V	4.98%	2.41%
S&P 500® Index(1)	5.49%	11.65	%(2)
LBG 1-3 Index(3)	7.10%	3.19	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund — Series V against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)	Since inception performance for the index is shown from June 1, 2003.
(3)	The LBG 1-3 Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

ING GET FUND SERIES U AND V	INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy during the Guarantee Period?

GET Series do not implement an “investment strategy” in any conventional sense. Rather, the GET Series’ asset allocation strategy seeks to optimize the exposure of the Series to the equity component (“Equity Component”) (defined below) while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Guarantee. The GET Series allocate their assets among the following asset classes:

During the Guarantee period, the GET Series’ assets will be allocated between the:

•

Equity Component, consisting of common stocks included in the S&P 500® Index, futures contracts on the S&P 500® Index, and when the Equity Component’s market value is $5 million or less, investments in exchange traded funds (“ETFs”) that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investments in such securities; and the

•	Fixed component (“Fixed Component”), consisting primarily of short- to intermediate-duration U.S. Government securities.

The GET Series’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the GET Series.

How does the Series’ asset Allocation work?

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), the Sub-Adviser to the GET Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series’ total annual expenses, insurance company separate account expenses, and the maturity date (“Maturity Date”). The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a “material decline” (at least a 30% decline) in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: ING IM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index, and underweighting (or avoiding altogether) those stocks ING IM believes will underperform the S&P 500® Index (“Enhanced Index Strategy”). Stocks ING IM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the Index. To determine which stocks to weight more or less heavily, ING IM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. ING IM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

Under normal market conditions, up to 20% of the Equity Component’s net assets may be invested in futures contracts for hedging purposes or to maintain liquidity to meet shareholder redemptions and minimize trading costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. During the Guarantee Period, the Series may only invest in futures contracts on the S&P 500® Index and futures contracts on U.S. Treasury securities.

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET FUND SERIES U AND V

If the Equity Component’s market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, ING IM may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ING IM will not employ an Enhanced Index Strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: ING IM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Although the GET Series invest in securities insured or guaranteed by the U.S. Government, the GET Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P®”), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P and/or Aa3 or higher by Moody’s. The Fixed Component may also include U.S. Treasury futures and money market instruments. The GET Series may also invest in other investment companies to the extent permitted under the 1940 Act. The GET Series may also invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder.

What are the Principal Guarantee Period Risks?

Allocation Risk: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the GET Series’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the GET Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series’ assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the GET Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Asset Allocation May Underperform Static Strategies: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the GET Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the GET Series, may increase the GET Series’ transaction costs.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the GET Series. The GET Series may allocate a substantial portion, and under certain circumstances all, of the GET Series’ assets to the Fixed Component in order to conserve GET Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the GET Series’ assets. If the market value of the Equity Component rises, the percentage of the GET Series’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the GET Series will affect these allocations. For example, if the GET Series incurs early losses, the GET Series may allocate 100% of the GET Series’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the GET Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the GET Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and the separate account under the variable annuity contract, and other factors. The GET Series might capture a material portion, very little or none of any Equity Component increase.

ING GET FUND SERIES U AND V	INVESTMENT STRATEGY AND PRINCIPAL RISKS

It is possible that on the Maturity Date, a contract-holder or participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain GET Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current net asset value (“NAV”) which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not the public offering price, and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the GET Series. As with the sale of any securities, a taxable event may occur if the GET Series liquidates fixed-income securities at the end of the Guarantee Period.

Worst Case Scenarios for the Series’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the GET Series’ NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the GET Series’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Impact of Annuity Charges and Other Expenses: Contract-holders and Participants with interests in the GET Series through separate accounts are not subject to identical separate account charges. In its proprietary computer model, the Sub-Adviser uses an expense factor designed to have the GET Series produce a return which may cover some portion of these charges. The expense factor will be determined at the inception of the Guarantee Period. If the expense factor is set to cover the higher charges, the initial asset allocation to the Equity Component will be lower. Accordingly, the level of the expense factor chosen by the GET Series may represent a greater opportunity cost to Contract-holders and Participants with lower separate account charges. Regardless of where the expense factor is set, it will not affect the Guarantee payable by the insurance company.

Stock and Bond Investments: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING IM’s skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed-income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage-backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the GET Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This GET Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. government or its agencies.

Declining Interest Rates: A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the GET Series to allocate all or substantially all of the GET Series’ assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The GET Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Other Investment Companies. The GET Series may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET FUND SERIES U AND V

Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQ™ (“QQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the GET Series may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the GET Series. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the GET Series may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). The GET Series’ purchase of shares of an ING Money Market Fund will result in the GET Series paying a proportionate share of the expenses of the ING Money Market Fund. The Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the GET Series invests resulting from the Series’ investment into the ING Money Market Fund.

Risks of Using Derivatives: Certain securities in which the GET Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the GET Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the GET Series’ share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the GET Series’ realizing a lower return than expected on an investment.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Funds’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical/examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GET Fund	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Fund Return
Series U	$1,000.00	$1,000.00	0.80%	$4.03
Series V	1,000.00	1,021.80	0.80	4.08
Hypothetical (5% return before expenses)
Series U	$1,000.00	$1,021.17	0.80%	$4.08
Series V	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING GET Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING GET Fund — Series U and Series V, each a series of ING GET Fund, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 20, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING GET Fund — Series U	ING GET Fund — Series V
ASSETS:
Investments in securities at value*	$87,233,410	$120,528,401
Short-term investments in affiliates at amortized cost	300,000	800,000
Short-term investments at amortized cost	161,000	267,000
Cash	835	443
Receivables:
Dividends and interest	245,217	21,385
Prepaid expenses	23	35
Reimbursement due from manager	12,798	15,707

Total assets	87,953,283	121,632,971

LIABILITIES:
Payable for fund shares redeemed	48,449	26,960
Payable to affiliates	68,123	93,994
Payable for directors fees	4,307	3,305
Other accrued expenses and liabilities	40,954	51,891

Total liabilities	161,833	176,150

NET ASSETS	$87,791,450	$121,456,821

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$79,811,668	$121,140,093
Undistributed net investment income	1,762,790	2,188,784
Accumulated net realized gain (loss) on investments	5,327,086	(2,337,860)
Net unrealized appreciation on investments	889,906	465,804

NET ASSETS	$87,791,450	$121,456,821

* Cost of investments in securities	$86,343,504	$120,062,597

Shares authorized	unlimited	unlimited
Par value	n/a	n/a
Shares outstanding	8,759,081	11,759,824
Net asset value and redemption price per share	$10.02	$10.33

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING GET Fund — Series U	ING GET Fund — Series V
INVESTMENT INCOME:
Dividends	$885,953	$378,025
Interest(1)	1,654,796	2,887,512

Total investment income	2,540,749	3,265,537

EXPENSES:
Investment management fees	579,329	805,745
Distribution and service fees	241,386	335,726
Transfer agent fees	109	128
Administrative service fees	53,103	73,857
Shareholder reporting expense	8,984	5,880
Professional fees	21,591	32,064
Custody and accounting expense	16,750	20,200
Directors fees	5,780	4,555
Miscellaneous expense	7,984	8,809

Total expenses	935,016	1,286,964
Net waived and reimbursed fees	(162,090)	(211,926)

Net expenses	772,926	1,075,038

Net investment income	1,767,823	2,190,499

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	5,779,667	1,125,376
Net change in unrealized appreciation or depreciation on investments	(3,595,280)	3,204,042

Net realized and unrealized gain on investments	2,184,387	4,329,418

Increase in net assets resulting from operations	$3,952,210	$6,519,917

(1) Affiliated income	$15,477	$21,593

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET Fund — Series U		ING GET Fund — Series V
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$1,767,823	$2,274,448	$2,190,499	$3,138,287
Net realized gain (loss) on investments	5,779,667	2,160,424	1,125,376	(1,268,852)
Net change in unrealized appreciation or depreciation on investments	(3,595,280)	3,639,243	3,204,042	5,394,131

Increase in net assets resulting from operations	3,952,210	8,074,115	6,519,917	7,263,566

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,267,840)	(3,021,672)	(3,134,422)	(4,210,584)
Net realized gains:	(1,806,905)	(1,745,855)	—	—

Total distributions	(4,074,745)	(4,767,527)	(3,134,422)	(4,210,584)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	4,074,745	4,767,527	3,134,422	4,210,584
Cost of shares redeemed	(20,870,809)	(44,702,514)	(34,678,017)	(79,632,272)

Net decrease in net assets resulting from capital share transactions	(16,796,064)	(39,934,987)	(31,543,595)	(75,421,688)

Net decrease in net assets	(16,918,599)	(36,628,399)	(28,158,100)	(72,368,706)

NET ASSETS:
Beginning of year	104,710,049	141,338,448	149,614,921	221,983,627

End of year	$87,791,450	$104,710,049	$121,456,821	$149,614,921

Undistributed net investment income at end of year	$1,762,790	$2,265,794	$2,188,784	$3,134,181

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES U	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.05		9.77		10.42		10.75	10.00
Income (loss) from investment operations:
Net investment income	$0.19	*	0.19	*	0.20	*	0.23	0.18
Net realized and unrealized gain (loss) on investments	$0.21		0.50		(0.07)		0.11	0.57
Total from investment operations	$0.40		0.69		0.13		0.34	0.75
Less distributions from:
Net investment income	$0.24		0.26		0.23		0.21	—
Net realized gains from investments	$0.19		0.15		0.55		0.46	—
Total distributions	$0.43		0.41		0.78		0.67	—
Net asset value, end of year	$10.02		10.05		9.77		10.42	10.75
Total Return(1)%	3.96		7.36		1.43		3.40	7.29	**
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$87,791		104,710		141,338		170,744	199,099
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	0.97		0.99		0.97		0.95	0.98
Net expenses after expense reimbursement(2)%	0.80	†	0.80		0.80		0.95	0.98
Net investment income after expense reimbursement(2)%	1.83	†	1.95		1.96		1.88	1.78
Portfolio turnover rate %	51		58		42		59	74

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Total return calculation began on March 13, 2003, the first day of the Guarantee Period. Total return for the entire calendar year was 7.50%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES V	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,							March 13, 2003(1) to December 31, 2003
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.07		9.88		9.99		9.87	10.00
Income (loss) from investment operations:
Net investment income	$0.17	*	0.17	*	0.17	*	0.19	0.08
Net realized and unrealized gain (loss) on investments	$0.33		0.25		(0.08)		0.04	(0.21)
Total from investment operations	$0.50		0.42		0.09		0.23	(0.13)
Less distributions from:
Net investment income	$0.24		0.23		0.20		0.11	—
Total distributions	$0.24		0.23		0.20		0.11	—
Net asset value, end of period	$10.33		10.07		9.88		9.99	9.87
Total Return(2)%	4.98		4.37		0.88		2.34	(1.50)**
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$121,457		149,615		221,984		286,706	401,085
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.96		0.98		0.96		0.96	0.94
Net expenses after expense reimbursement(3)(4)%	0.80	†	0.80		0.80		0.96	0.94
Net investment income after expense reimbursement(3)(4)%	1.63	†	1.76		1.67		1.50	1.39
Portfolio turnover rate %	18		49		32		37	29

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Total return calculation began on June 13, 2003, the first day of the Guarantee Period. Total return from commencement of operations was (1.30)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING GET Fund (the “Fund”) is registered under the 1940 Act as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. Currently there are two diversified series of the Fund, ING GET Fund — Series U (“GET U”) and ING GET Fund — Series V (“GET V”), each a Series.

Each Series seeks to achieve maximum total return and minimal exposure of series assets to a market value loss, by participating, to the extent possible, in favorable equity market performance during a specified five-year period (“Guarantee Period”). If during the Guarantee Period the equity markets experience a major decline, the Series’ assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. Investors are guaranteed by ING Life Insurance & Annuity Company (“ILIAC”) their initial investment less certain maintenance charges only if an investor had remained in the Series from the beginning of the Guarantee Period to the end of the Guarantee Period. Investors receive a guarantee from ILIAC that on the maturity date they will receive no less than the value of their investment in a GET Series Fund as of the last day of the offering period, adjusted for certain charges. The value of dividends and distributions made by each Series throughout the Guarantee Period is taken into account in determining whether, for purposes of the Guarantee, the value of a Shareholder’s investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee.

	Offering Period	Guarantee Period	Maturity Date
GET U*	12/12/02 — 03/12/03	03/13/03 — 03/14/08	03/14/08
GET V*	03/13/03 — 06/12/03	06/13/03 — 06/13/08	06/13/08

*	Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2007, separate accounts of ILIAC and its affiliates held all the shares outstanding of each Series.

In accordance with the original fund prospectuses, GET U and GET V will liquidate during the next fiscal year on the Maturity Dates listed above. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the U.S. generally accepted accounting principles for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for GET U and GET V have been prepared in conformity with both accounting methods.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Series’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market- makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Series’ Board of Trustees (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its net asset value may also be valued at

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Series’ determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series’ NAV may not take place contemporaneously with the determination of the prices of securities held by the Series in foreign securities markets. Further, the value of the Series’ assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series’ NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series’ NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series’ valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Series’ NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Series. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the day, the Series do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. Each Series may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Series either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Series may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Series is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Series agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Series. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the year ended December 31, 2007, the Series did not invest in foreign currency transactions or futures.

E.	Distributions to Shareholders. The Series records distributions to their shareholders on the ex- dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Series. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principals for investment companies.

F.	Federal Income Taxes. It is the policy of the Series to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. No federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Series. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Series in the event the Series is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Illiquid and Restricted Securities. Each Series may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Series to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the

1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available.

J.	Delayed Delivery Transactions. A Series may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Series’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Series are required to hold liquid assets as collateral with the Series’ custodian sufficient to cover the purchase price.

K.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and proceeds from sale of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales
Series U	$43,857,610	$55,089,665
Series V	13,587,056	19,586,237

U.S. Government securities not included above were as follows:

	Purchases	Sales
Series U	$5,464,800	$24,652,672
Series V	10,783,205	49,140,888

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Series has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser”). The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

average daily net assets of each Series. The fee for each Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

The Investment Adviser has engaged ING Investment Management Co. (“ING IM”), an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”), to serve as Sub-Adviser to the Series. ING IM is responsible for managing the assets of the Series in accordance with their investment objective and policies, subject to oversight by the Investment Manager. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

Certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the funds. These fees are not subject to recoupment. For the year ended December 31, 2007, the Investment Adviser for GET U and GET V waived $234 and $326, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for the Series’ operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Series a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

NOTE 5 — DISTRIBUTION FEES

GET U and GET V have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby ING Funds Distributor, LLC (the “Distributor” or “IFD”) is compensated by each Series for expenses incurred in the distribution of each Series’ shares (“Distribution Fee”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate expenses for the distribution and promotion of each Series’ shares, including expenses incurred” in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, each Series pays the Distributor a Distribution Fee of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2007, the Series had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
GET U	$45,157	$4,141	$18,825	$68,123
GET V	62,307	5,714	25,973	93,994

The Fund has adopted a Deferred Compensation Plan (the “Policy”) which allows eligible non-affiliated Trustees as described in the Policy to defer the receipt of all or a portion of the trustees’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Series:

ING Life Insurance and Annuity Company – GET U (19.36%); and GET V (21.18%).

ING USA Annuity and Life Insurance Company – GET U (80.64%); and GET V (78.82%).

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2007, the Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Expense	Amount
GET U	Custody	$8,324
	Audit	18,379
GET V	Audit	28,315

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement with each Series whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses stemming from investment in other investment companies) during the Guarantee Period to 0.80% as a percentage of average daily net assets.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the previous 36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

months, but only if, after such recoupment, the Series’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees, net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts due from the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

The Series’ had no recoupment balance as of December 31, 2007.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Series in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Series will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. For the year ended December 31, 2007, the Series did not utilize the line of Credit.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	GET U		GET V
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
(Number of Shares)
Dividends reinvested	403,440	505,570	310,032	434,529
Shares redeemed	(2,065,242)	(4,552,517)	(3,402,642)	(8,050,876)

Net decrease in shares outstanding	(1,661,802)	(4,046,947)	(3,092,610)	(7,616,347)

($)
Dividends reinvested	4,074,745	4,767,527	3,134,422	4,210,584
Shares redeemed	(20,870,809)	(44,702,514)	(34,678,017)	(79,632,272)

Net decrease	$(16,796,064)	$(39,934,987)	$(31,543,595)	$(75,421,688)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2007:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses) On Investments
GET U	$(2,987)	$2,987
GET V	(1,474)	1,474

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
GET U	$2,588,039	$1,486,706	$3,476,659	$1,290,868
GET V	3,134,422	—	4,210,584	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GET U	$2,567,093	$5,179,321	$233,368	$—	$—	—
GET V	2,188,694	—	236,985	(122,498)	(418,424)	2013
					(1,568,029)	2014

					$(1,986,453)

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

ING GET FUND — SERIES U	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 42.4%
Advertising: 0.1%
2,500		Omnicom Group	$118,825

			118,825

Aerospace/Defense: 1.1%
2,350		Boeing Co.	205,531
1,400		General Dynamics Corp.	124,586
500		Goodrich Corp.	35,305
750		L-3 Communications Holdings, Inc.	79,455
1,610		Lockheed Martin Corp.	169,469
1,569		Northrop Grumman Corp.	123,386
300		Rockwell Collins, Inc.	21,591
3,200		United Technologies Corp.	244,928

			1,004,251

Agriculture: 0.7%
6,200		Altria Group, Inc.	468,596
1,840		Archer-Daniels-Midland Co.	85,431
700		Reynolds American, Inc.	46,172
900		UST, Inc.	49,320

			649,519

Apparel: 0.2%
2,260		Nike, Inc.	145,182
200		VF Corp.	13,732

			158,914

Auto Manufacturers: 0.1%
6,420	@	Ford Motor Co.	43,207
1,200		General Motors Corp.	29,868
800		Paccar, Inc.	43,584

			116,659

Auto Parts & Equipment: 0.1%
1,750		Johnson Controls, Inc.	63,070

			63,070

Banks: 1.9%
11,001		Bank of America Corp.	453,901
1,500		Bank of New York Mellon Corp.	73,140
2,144		BB&T Corp.	65,756
1,277		Capital One Financial Corp.	60,351
750		Comerica, Inc.	32,648
500		Commerce Bancorp., Inc.	19,070
1,150		Fifth Third Bancorp.	28,900
1,800		Keycorp.	42,210
500		M&T Bank Corp.	40,785
3,699		Marshall & Ilsley Corp.	97,950
1,900		National City Corp.	31,274
1,736		Regions Financial Corp.	41,056
1,100		State Street Corp.	89,320
850		SunTrust Bank	53,117
5,197		Wachovia Corp.	197,642
10,400		Wells Fargo & Co.	313,976
900		Zions Bancorp.	42,021

			1,683,117

Beverages: 1.2%
3,950		Anheuser-Busch Cos., Inc.	206,743
5,150		Coca-Cola Co.	316,056
1,600	@	Constellation Brands, Inc.	37,824
1,750		Pepsi Bottling Group, Inc.	69,055
5,740		PepsiCo, Inc.	435,666

			1,065,344

Shares			Value

Biotechnology: 0.4%
2,700	@	Amgen, Inc.	$125,388
700	@	Biogen Idec, Inc.	39,844
1,010	@	Celgene Corp.	46,672
850	@	Genzyme Corp.	63,274
500	@	Millipore Corp.	36,590

			311,768

Building Materials: 0.1%
3,150		Masco Corp.	68,072

			68,072

Chemicals: 0.9%
1,100		Air Products & Chemicals, Inc.	108,493
1,900		Dow Chemical Co.	74,898
1,300		Ecolab, Inc.	66,573
2,900		EI DuPont de Nemours & Co.	127,861
1,640		Monsanto Co.	183,172
510		PPG Industries, Inc.	35,817
1,100		Praxair, Inc.	97,581
650		Sherwin-Williams Co.	37,726
1,800		Sigma-Aldrich Corp.	98,280

			830,401

Coal: 0.1%
500		Consol Energy, Inc.	35,760
700		Peabody Energy Corp.	43,148

			78,908

Commercial Services: 0.3%
500	@	Apollo Group, Inc. - Class A	35,075
1,020		McKesson Corp.	66,820
800		Moody’s Corp.	28,560
900		Robert Half International, Inc.	24,336
1,800		RR Donnelley & Sons Co.	67,932
2,833		Western Union Co.	68,785

			291,508

Computers: 2.1%
300	@	Affiliated Computer Services, Inc.	13,530
2,600	@	Apple, Inc.	515,008
900	@	Cognizant Technology Solutions Corp.	30,546
350	@	Computer Sciences Corp.	17,315
7,420	@	Dell, Inc.	181,864
900		Electronic Data Systems Corp.	18,657
6,600	@	EMC Corp.	122,298
7,900		Hewlett-Packard Co.	398,792
3,800		International Business Machines Corp.	410,780
950	@	Lexmark International, Inc.	33,117
1,100	@	Network Appliance, Inc.	27,456
900	@	Sandisk Corp.	29,853
2,625	@	Sun Microsystems, Inc.	47,591

			1,846,807

Cosmetics/Personal Care: 1.0%
900		Avon Products, Inc.	35,577
1,750		Colgate-Palmolive Co.	136,430
8,995		Procter & Gamble Co.	660,413

			832,420

Diversified Financial Services: 2.9%
1,950		American Express Co.	101,439
1,050		Ameriprise Financial, Inc.	57,866
400		Bear Stearns Cos., Inc.	35,300
3,300		Charles Schwab Corp.	84,315

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES U	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
1,100		CIT Group, Inc.	$26,433
13,600		Citigroup, Inc.	400,384
120		CME Group, Inc.	82,320
1,680		Countrywide Financial Corp.	15,019
1,175		Discover Financial Services	17,719
1,200	@	E*Trade Financial Corp.	4,260
2,600		Fannie Mae	103,948
1,000		Federated Investors, Inc.	41,160
350		Franklin Resources, Inc.	40,051
1,900		Freddie Mac	64,733
1,550		Goldman Sachs Group, Inc.	333,328
200	@	IntercontinentalExchange, Inc.	38,500
600		Janus Capital Group, Inc.	19,710
10,000		JPMorgan Chase & Co.	436,500
300		Legg Mason, Inc.	21,945
2,220		Lehman Brothers Holdings, Inc.	145,277
2,850		Merrill Lynch & Co., Inc.	152,988
3,250		Morgan Stanley	172,608
840		Nyse Euronext	73,727
1,050		SLM Corp.	21,147
300		T. Rowe Price Group, Inc.	18,264

			2,508,941

Electric: 1.4%
600		Allegheny Energy, Inc.	38,166
850		Constellation Energy Group, Inc.	87,151
3,300		Dominion Resources, Inc.	156,585
1,000		DTE Energy Co.	43,960
3,200		Duke Energy Corp.	64,544
1,300		Entergy Corp.	155,376
2,000		Exelon Corp.	163,280
2,150		FirstEnergy Corp.	155,531
2,000		FPL Group, Inc.	135,560
2,700		PPL Corp.	140,643
1,300		Public Service Enterprise Group, Inc.	127,712

			1,268,508

Electrical Components & Equipment: 0.1%
1,800		Emerson Electric Co.	101,988

			101,988

Electronics: 0.3%
1,200	@	Agilent Technologies, Inc.	44,088
1,200		Applera Corp. - Applied Biosystems Group	40,704
2,100	@	Thermo Electron Corp.	121,128
1,575	@@	Tyco Electronics Ltd.	58,480
450	@	Waters Corp.	35,582

			299,982

Engineering & Construction: 0.1%
200		Fluor Corp.	29,144
500	@	Jacobs Engineering Group, Inc.	47,805

			76,949

Entertainment: 0.1%
1,000		International Game Technology	43,930

			43,930

Environmental Control: 0.0%
1,800	@	Allied Waste Industries, Inc.	19,836

			19,836

Shares			Value

Food: 0.6%
1,650		General Mills, Inc.	$94,050
500		HJ Heinz Co.	23,340
2,300		Kellogg Co.	120,589
1,774		Kraft Foods, Inc.	57,886
2,400		Kroger Co.	64,104
2,400		Sysco Corp.	74,904
800		WM Wrigley Jr. Co.	46,840

			481,713

Forest Products & Paper: 0.1%
700		International Paper Co.	22,666
600		MeadWestvaco Corp.	18,780

			41,446

Gas: 0.1%
1,100		Sempra Energy	68,068

			68,068

Hand/Machine Tools: 0.1%
550		Black & Decker Corp.	38,308
700		Snap-On, Inc.	33,768
700		Stanley Works	33,936

			106,012

Healthcare - Products: 1.2%
1,400		Baxter International, Inc.	81,270
2,100	@	Boston Scientific Corp.	24,423
1,175	@@	Covidien Ltd.	52,041
600		CR Bard, Inc.	56,880
7,900		Johnson & Johnson	526,930
3,000		Medtronic, Inc.	150,810
600	@	Patterson Cos., Inc.	20,370
1,100	@	St. Jude Medical, Inc.	44,704
700		Stryker Corp.	52,304
400	@	Varian Medical Systems, Inc.	20,864
400	@	Zimmer Holdings, Inc.	26,460

			1,057,056

Healthcare - Services: 0.8%
1,520		Aetna, Inc.	87,750
820	@	Coventry Health Care, Inc.	48,585
800	@	Humana, Inc.	60,248
800	@	Laboratory Corp. of America Holdings	60,424
400		Quest Diagnostics	21,160
3,980		UnitedHealth Group, Inc.	231,636
1,740	@	WellPoint, Inc.	152,650

			662,453

Home Builders: 0.1%
800		Centex Corp.	20,208
1,500		D.R. Horton, Inc.	19,755
900		KB Home	19,440

			59,403

Household Products/Wares: 0.3%
400		Clorox Co.	26,068
2,750		Kimberly-Clark Corp.	190,685

			216,753

Housewares: 0.0%
700		Newell Rubbermaid, Inc.	18,116

			18,116

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES U	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 2.2%
1,550	@@	ACE Ltd.	$95,759
1,300		Aflac, Inc.	81,419
2,160		Allstate Corp.	112,817
900		AMBAC Financial Group, Inc.	23,193
8,100		American International Group, Inc.	472,230
950		AON Corp.	45,306
800		Assurant, Inc.	53,520
2,440		Chubb Corp.	133,175
730		Cigna Corp.	39,223
700		Genworth Financial, Inc.	17,815
750		Hartford Financial Services Group, Inc.	65,393
500		Loews Corp.	25,170
800		Marsh & McLennan Cos., Inc.	21,176
1,650		MBIA, Inc.	30,740
2,340		Metlife, Inc.	144,191
1,580		Progressive Corp.	30,273
2,000		Prudential Financial, Inc.	186,080
940		Safeco Corp.	52,339
1,000		Torchmark Corp.	60,530
2,630		Travelers Cos., Inc.	141,494
800		UnumProvident Corp.	19,032
800	@@	XL Capital Ltd.	40,248

			1,891,123

Internet: 1.0%
500	@	Akamai Technologies, Inc.	17,300
800	@	Amazon.com, Inc.	74,112
3,200	@	eBay, Inc.	106,208
600	@	Expedia, Inc.	18,972
700	@	Google, Inc. - Class A	484,036
1,100	@	IAC/InterActiveCorp.	29,612
3,129	@	Symantec Corp.	50,502
2,900	@	Yahoo!, Inc.	67,454

			848,196

Investment Companies: 0.0%
500		American Capital Strategies Ltd.	16,480

			16,480

Iron/Steel: 0.1%
200		Allegheny Technologies, Inc.	17,280
720		Nucor Corp.	42,638
500		United States Steel Corp.	60,455

			120,373

Leisure Time: 0.1%
2,050		Carnival Corp.	91,205
400		Harley-Davidson, Inc.	18,684

			109,889

Lodging: 0.1%
400		Harrah’s Entertainment, Inc.	35,500
1,100		Marriott International, Inc.	37,598
1,050		Starwood Hotels & Resorts Worldwide, Inc.	46,232

			119,330

Machinery - Construction & Mining: 0.2%
2,200		Caterpillar, Inc.	159,632
500	@	Terex Corp.	32,785

			192,417

Shares			Value

Machinery - Diversified: 0.2%
400		Cummins, Inc.	$50,948
1,200		Deere & Co.	111,744
400		Manitowoc Co., Inc.	19,532
450		Rockwell Automation, Inc.	31,032

			213,256

Media: 1.1%
1,300		CBS Corp. - Class B	35,425
1,600		Clear Channel Communications, Inc.	55,232
5,250	@	Comcast Corp. - Class A	95,865
3,700	@	DIRECTV Group, Inc.	85,544
400		EW Scripps Co.	18,004
610		McGraw-Hill Cos., Inc.	26,724
400		Meredith Corp.	21,992
5,700		News Corp. - Class A	116,793
6,900		Time Warner, Inc.	113,919
3,000	@	Viacom - Class B	131,760
7,500		Walt Disney Co.	242,100

			943,358

Mining: 0.2%
600		Alcoa, Inc.	21,930
1,512		Freeport-McMoRan Copper & Gold, Inc.	154,889
800		Newmont Mining Corp.	39,064

			215,883

Miscellaneous Manufacturing: 2.3%
1,650		3M Co.	139,128
800		Cooper Industries Ltd.	42,304
1,350		Danaher Corp.	118,449
1,800		Dover Corp.	82,962
1,250		Eaton Corp.	121,188
27,600		General Electric Co.	1,023,132
2,200		Honeywell International, Inc.	135,454
1,600		Illinois Tool Works, Inc.	85,664
500		ITT Corp.	33,020
900		Parker Hannifin Corp.	67,779
700		Textron, Inc.	49,910
1,875	@@	Tyco International Ltd.	74,344

			1,973,334

Office/Business Equip: 0.1%
3,700		Xerox Corp.	59,903

			59,903

Oil & Gas: 4.7%
1,100		Anadarko Petroleum Corp.	72,259
900		Apache Corp.	96,786
1,000		Chesapeake Energy Corp.	39,200
7,083		Chevron Corp.	661,056
5,254		ConocoPhillips	463,928
2,000		Devon Energy Corp.	177,820
800		ENSCO International, Inc.	47,696
200		EOG Resources, Inc.	17,850
16,950		ExxonMobil Corp.	1,588,046
1,000		Hess Corp.	100,860
2,500		Marathon Oil Corp.	152,150
500		Murphy Oil Corp.	42,420
600		Noble Corp.	33,906
850		Noble Energy, Inc.	67,592
2,920		Occidental Petroleum Corp.	224,811
400		Sunoco, Inc.	28,976
400		Tesoro Petroleum Corp.	19,080

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES U	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
839	@	Transocean, Inc.	$120,103
1,600		Valero Energy Corp.	112,048
500		XTO Energy, Inc.	25,680

			4,092,267

Oil & Gas Services: 0.7%
500		Baker Hughes, Inc.	40,550
1,950		Halliburton Co.	73,925
1,400	@	National Oilwell Varco, Inc.	102,844
3,200		Schlumberger Ltd.	314,784
500		Smith International, Inc.	36,925

			569,028

Packaging & Containers: 0.1%
1,000		Ball Corp.	45,000
900	@	Pactiv Corp.	23,967

			68,967

Pharmaceuticals: 2.4%
3,000		Abbott Laboratories	168,450
800		Allergan, Inc.	51,392
1,000		AmerisourceBergen Corp.	44,870
6,000		Bristol-Myers Squibb Co.	159,120
520		Cardinal Health, Inc.	30,030
4,000		Eli Lilly & Co.	213,560
920	@	Express Scripts, Inc.	67,160
450	@	Forest Laboratories, Inc.	16,403
3,100	@	Gilead Sciences, Inc.	142,631
900	@	Medco Health Solutions, Inc.	91,260
6,300		Merck & Co., Inc.	366,093
20,530		Pfizer, Inc.	466,647
4,350		Schering-Plough Corp.	115,884
2,950		Wyeth	130,361

			2,063,861

Pipelines: 0.1%
1,600		El Paso Corp.	27,584
600		Questar Corp.	32,460
1,650		Williams Cos., Inc.	59,037

			119,081

Real Estate: 0.0%
800	@	CB Richard Ellis Group, Inc.	17,240

			17,240

Retail: 2.3%
500		Abercrombie & Fitch Co.	39,985
500	@	Autozone, Inc.	59,955
600	@	Bed Bath & Beyond, Inc.	17,634
1,600		Best Buy Co., Inc.	84,240
1,200	@	Big Lots, Inc.	19,188
2,230	@	Coach, Inc.	68,193
1,950		Costco Wholesale Corp.	136,032
4,738		CVS Caremark Corp.	188,336
1,150		Darden Restaurants, Inc.	31,867
950		Family Dollar Stores, Inc.	18,269
2,250		Gap, Inc.	47,880
3,400		Home Depot, Inc.	91,596
650		JC Penney Co., Inc.	28,594
5,340		Lowe’s Cos., Inc.	120,791
3,650		McDonald’s Corp.	215,022
500		Nordstrom, Inc.	18,365
700		Polo Ralph Lauren Corp.	43,253
1,000		RadioShack Corp.	16,860

Shares			Value

2,220		Staples, Inc.	$51,215
2,500	@	Starbucks Corp.	51,175
1,600		Target Corp.	80,000
600		Tiffany & Co.	27,618
2,350		TJX Cos., Inc.	67,516
800		Walgreen Co.	30,464
7,250		Wal-Mart Stores, Inc.	344,593
900		Wendy’s International, Inc.	23,256
2,600		Yum! Brands, Inc.	99,502

			2,021,399

Savings & Loans: 0.1%
6,800		Hudson City Bancorp., Inc.	102,136
1,365		Washington Mutual, Inc.	18,578

			120,714

Semiconductors: 1.1%
750		Analog Devices, Inc.	23,775
4,250		Applied Materials, Inc.	75,480
1,100	@	Broadcom Corp.	28,754
18,170		Intel Corp.	484,412
600		KLA-Tencor Corp.	28,896
800	@	MEMC Electronic Materials, Inc.	70,792
850		National Semiconductor Corp.	19,244
1,800	@	Nvidia Corp.	61,236
1,300	@	QLogic Corp.	18,460
4,600		Texas Instruments, Inc.	153,640

			964,689

Software: 1.7%
1,680	@	Adobe Systems, Inc.	71,786
1,000	@	Autodesk, Inc.	49,760
1,450		Automatic Data Processing, Inc.	64,569
750	@	BMC Software, Inc.	26,730
2,950		CA, Inc.	73,603
400	@	Electronic Arts, Inc.	23,364
500		Fidelity National Information Services, Inc.	20,795
600	@	Fiserv, Inc.	33,294
800	@	Intuit, Inc.	25,288
23,350		Microsoft Corp.	831,246
3,000	@	Novell, Inc.	20,610
11,700	@	Oracle Corp.	264,186
500		Paychex, Inc.	18,110

			1,523,341

Telecommunications: 2.5%
600	@	American Tower Corp.	25,560
17,531		AT&T, Inc.	728,588
1,400		CenturyTel, Inc.	58,044
600	@	Ciena Corp.	20,466
17,050	@	Cisco Systems, Inc.	461,544
4,500		Corning, Inc.	107,955
399		Embarq Corp.	19,762
1,400	@	JDS Uniphase Corp.	18,620
1,700	@	Juniper Networks, Inc.	56,440
5,580		Motorola, Inc.	89,503
5,850		Qualcomm, Inc.	230,198
3,800	@	Qwest Communications International, Inc.	26,638
5,698		Sprint Nextel Corp.	74,815
6,350		Verizon Communications, Inc.	277,432
1,600		Windstream Corp.	20,832

			2,216,397

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES U	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Toys/Games/Hobbies: 0.0%
1,100		Hasbro, Inc.	$28,138

			28,138

Transportation: 0.6%
200		Burlington Northern Santa Fe Corp.	16,646
400		CH Robinson Worldwide, Inc.	21,648
1,840		CSX Corp.	80,923
400		Expeditors International Washington, Inc.	17,872
1,000		FedEx Corp.	89,170
800		Norfolk Southern Corp.	40,352
950		Union Pacific Corp.	119,339
2,300		United Parcel Service, Inc. - Class B	162,656

			548,606

		Total Common Stock (Cost $36,226,628)	37,208,007

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.1%
3,700		Host Hotels & Resorts, Inc.	63,048

			63,048

Regional Malls: 0.1%
1,200		General Growth Properties, Inc.	49,416
200		Simon Property Group, Inc.	17,372

			66,788

Storage: 0.0%
200		Public Storage, Inc.	14,682

			14,682

Warehouse/Industrial: 0.0%
900		Prologis	57,042

			57,042

		Total Real Estate Investment Trusts (Cost $233,529)	201,560

Principal Amount			Value
CORPORATE BONDS/NOTES: 11.4%
Diversified Financial Services: 11.4%
$10,000,000		General Electric Capital Corp., 4.250%, due 01/15/08	$9,996,720

		Total Corporate Bonds/Notes (Cost $10,003,381)	9,996,720

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.2%
Federal National Mortgage Corporation: 21.2%
18,840,000	^^, Z	3.610%, due 05/15/08	18,586,790

		Total U.S. Government Agency Obligations (Cost $18,639,234)	18,586,790

U.S. TREASURY OBLIGATIONS: 12.4%
U.S. Treasury STRIP: 12.4%
10,920,000	^^	3.294%, due 02/15/08	10,880,655

		Total U.S. Treasury Obligations (Cost $10,868,089)	10,880,655

Principal Amount			Value

OTHER BONDS: 11.8%
Sovereign: 11.8%
$10,429,000	@@, Z	Israel Government AID Bond, 3.210%, due 03/15/08	$10,359,678

		Total Other Bonds (Cost $10,372,643)	10,359,678

		Total Long-Term Investments (Cost $86,343,504)	87,233,410

Shares			Value
SHORT-TERM INVESTMENTS: 0.5%
Mutual Fund: 0.3%
300,000	**	ING Institutional Prime Money Market Fund	$300,000

		Total Mutual Fund (Cost $300,000)	300,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$161,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $161,038 to be received upon repurchase (Collateralized by $165,000 Federal Home Loan Bank, Discount Note, Market Value $164,687, due 01/16/08)		$161,000

	Total Repurchase Agreement (Cost $161,000)		161,000

	Total Short-Term Investments (Cost $461,000)		461,000

	Total Investments in Securities (Cost $86,804,504)*	99.9%	$87,694,410
	Other Assets and Liabilities - Net	0.1	97,040

	Net Assets	100.0%	$87,791,450

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $87,461,042.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	2,739,397
Gross Unrealized Depreciation	(2,506,029)

Net Unrealized Appreciation	$233,368

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES V	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 12.5%
Advertising: 0.0%
1,000		Omnicom Group	$47,530

			47,530

Aerospace/Defense: 0.4%
1,000		Boeing Co.	87,460
550		General Dynamics Corp.	48,945
300		Goodrich Corp.	21,183
300		L-3 Communications Holdings, Inc.	31,782
620		Lockheed Martin Corp.	65,261
684		Northrop Grumman Corp.	53,790
100		Rockwell Collins, Inc.	7,197
1,400		United Technologies Corp.	107,156

			422,774

Agriculture: 0.2%
2,550		Altria Group, Inc.	192,729
610		Archer-Daniels-Midland Co.	28,322
300		Reynolds American, Inc.	19,788
400		UST, Inc.	21,920

			262,759

Apparel: 0.1%
780		Nike, Inc.	50,107
100		VF Corp.	6,866

			56,973

Auto Manufacturers: 0.0%
2,300	@	Ford Motor Co.	15,479
550		General Motors Corp.	13,690
475		Paccar, Inc.	25,878

			55,047

Auto Parts & Equipment: 0.0%
750		Johnson Controls, Inc.	27,030

			27,030

Banks: 0.6%
4,503		Bank of America Corp.	185,794
600		Bank of New York Mellon Corp.	29,256
922		BB&T Corp.	28,278
508		Capital One Financial Corp.	24,008
250		Comerica, Inc.	10,883
200		Commerce Bancorp., Inc.	7,628
400		Fifth Third Bancorp.	10,052
800		Keycorp.	18,760
200		M&T Bank Corp.	16,314
1,498		Marshall & Ilsley Corp.	39,667
800		National City Corp.	13,168
768		Regions Financial Corp.	18,163
550		State Street Corp.	44,660
400		SunTrust Bank	24,996
2,088		Wachovia Corp.	79,407
4,300		Wells Fargo & Co.	129,817
400		Zions Bancorp.	18,676

			699,527

Beverages: 0.4%
1,600		Anheuser-Busch Cos., Inc.	83,744
2,050		Coca-Cola Co.	125,809
600	@	Constellation Brands, Inc.	14,184
750		Pepsi Bottling Group, Inc.	29,595
2,330		PepsiCo, Inc.	176,847

			430,179

Shares			Value

Biotechnology: 0.1%
1,100	@	Amgen, Inc.	$51,084
300	@	Biogen Idec, Inc.	17,076
450	@	Celgene Corp.	20,795
350	@	Genzyme Corp.	26,054
200	@	Millipore Corp.	14,636

			129,645

Building Materials: 0.0%
1,300		Masco Corp.	28,093

			28,093

Chemicals: 0.3%
450		Air Products & Chemicals, Inc.	44,384
900		Dow Chemical Co.	35,478
500		Ecolab, Inc.	25,605
1,200		EI DuPont de Nemours & Co.	52,908
730		Monsanto Co.	81,534
200		PPG Industries, Inc.	14,046
400		Praxair, Inc.	35,484
200		Sherwin-Williams Co.	11,608
800		Sigma-Aldrich Corp.	43,680

			344,727

Coal: 0.0%
300		Consol Energy, Inc.	21,456
300		Peabody Energy Corp.	18,492

			39,948

Commercial Services: 0.1%
150	@	Apollo Group, Inc. - Class A	10,523
420		McKesson Corp.	27,514
400		Moody’s Corp.	14,280
400		Robert Half International, Inc.	10,816
700		RR Donnelley & Sons Co.	26,418
1,072		Western Union Co.	26,028

			115,579

Computers: 0.6%
200	@	Affiliated Computer Services, Inc.	9,020
1,000	@	Apple, Inc.	198,080
400	@	Cognizant Technology Solutions Corp.	13,576
250	@	Computer Sciences Corp.	12,368
3,130	@	Dell, Inc.	76,716
400		Electronic Data Systems Corp.	8,292
2,750	@	EMC Corp.	50,958
3,200		Hewlett-Packard Co.	161,536
1,550		International Business Machines Corp.	167,555
300	@	Lexmark International, Inc.	10,458
400	@	Network Appliance, Inc.	9,984
400	@	Sandisk Corp.	13,268
975	@	Sun Microsystems, Inc.	17,677

			749,488

Cosmetics/Personal Care: 0.3%
400		Avon Products, Inc.	15,812
700		Colgate-Palmolive Co.	54,572
3,677		Procter & Gamble Co.	269,965

			340,349

Diversified Financial Services: 0.9%
850		American Express Co.	44,217
390		Ameriprise Financial, Inc.	21,493
200		Bear Stearns Cos., Inc.	17,650
1,350		Charles Schwab Corp.	34,493

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES V	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
450		CIT Group, Inc.	$10,814
5,550		Citigroup, Inc.	163,392
60		CME Group, Inc.	41,160
698		Countrywide Financial Corp.	6,240
625		Discover Financial Services	9,425
500	@	E*Trade Financial Corp.	1,775
1,150		Fannie Mae	45,977
400		Federated Investors, Inc.	16,464
150		Franklin Resources, Inc.	17,165
600		Freddie Mac	20,442
650		Goldman Sachs Group, Inc.	139,783
100	@	IntercontinentalExchange, Inc.	19,250
200		Janus Capital Group, Inc.	6,570
4,050		JPMorgan Chase & Co.	176,783
100		Legg Mason, Inc.	7,315
910		Lehman Brothers Holdings, Inc.	59,550
1,150		Merrill Lynch & Co., Inc.	61,732
1,350		Morgan Stanley	71,699
310		Nyse Euronext	27,209
500		SLM Corp.	10,070

			1,030,668

Electric: 0.4%
200		Allegheny Energy, Inc.	12,722
350		Constellation Energy Group, Inc.	35,886
1,300		Dominion Resources, Inc.	61,685
350		DTE Energy Co.	15,386
1,300		Duke Energy Corp.	26,221
550		Entergy Corp.	65,736
800		Exelon Corp.	65,312
910		FirstEnergy Corp.	65,829
800		FPL Group, Inc.	54,224
1,100		PPL Corp.	57,299
500		Public Service Enterprise Group, Inc.	49,120

			509,420

Electrical Components & Equipment: 0.0%
700		Emerson Electric Co.	39,662

			39,662

Electronics: 0.1%
350	@	Agilent Technologies, Inc.	12,859
500		Applera Corp. - Applied Biosystems Group	16,960
850	@	Thermo Electron Corp.	49,028
537	@@	Tyco Electronics Ltd.	19,939
150	@	Waters Corp.	11,861

			110,647

Engineering & Construction: 0.0%
100		Fluor Corp.	14,572
200	@	Jacobs Engineering Group, Inc.	19,122

			33,694

Entertainment: 0.0%
250		International Game Technology	10,983

			10,983

Environmental Control: 0.0%
800	@	Allied Waste Industries, Inc.	8,816

			8,816

Shares			Value

Food: 0.2%
750		General Mills, Inc.	$42,750
200		HJ Heinz Co.	9,336
900		Kellogg Co.	47,187
718		Kraft Foods, Inc.	23,428
1,000		Kroger Co.	26,710
1,000		Sysco Corp.	31,210
300		WM Wrigley Jr. Co.	17,565

			198,186

Forest Products & Paper: 0.0%
300		International Paper Co.	9,714
200		MeadWestvaco Corp.	6,260

			15,974

Gas: 0.0%
500		Sempra Energy	30,940

			30,940

Hand/Machine Tools: 0.0%
220		Black & Decker Corp.	15,323
300		Snap-On, Inc.	14,472
250		Stanley Works	12,120

			41,915

Healthcare - Products: 0.4%
550		Baxter International, Inc.	31,928
1,300	@	Boston Scientific Corp.	15,119
437	@@	Covidien Ltd.	19,355
200		CR Bard, Inc.	18,960
3,250		Johnson & Johnson	216,775
1,150		Medtronic, Inc.	57,811
200	@	Patterson Cos., Inc.	6,790
400	@	St. Jude Medical, Inc.	16,256
300		Stryker Corp.	22,416
200	@	Varian Medical Systems, Inc.	10,432
100	@	Zimmer Holdings, Inc.	6,615

			422,457

Healthcare - Services: 0.2%
620		Aetna, Inc.	35,793
315	@	Coventry Health Care, Inc.	18,664
300	@	Humana, Inc.	22,593
250	@	Laboratory Corp. of America Holdings	18,883
200		Quest Diagnostics	10,580
1,560		UnitedHealth Group, Inc.	90,792
710	@	WellPoint, Inc.	62,288

			259,593

Home Builders: 0.0%
400		Centex Corp.	10,104
600		D.R. Horton, Inc.	7,902
400		KB Home	8,640

			26,646

Household Products/Wares: 0.1%
100		Clorox Co.	6,517
1,100		Kimberly-Clark Corp.	76,274

			82,791

Housewares: 0.0%
400		Newell Rubbermaid, Inc.	10,352

			10,352

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES V	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance: 0.7%
690	@@	ACE Ltd.	$42,628
500		Aflac, Inc.	31,315
920		Allstate Corp.	48,052
600		AMBAC Financial Group, Inc.	15,462
3,200		American International Group, Inc.	186,560
500		AON Corp.	23,845
300		Assurant, Inc.	20,070
1,020		Chubb Corp.	55,672
300		Cigna Corp.	16,119
300		Genworth Financial, Inc.	7,635
350		Hartford Financial Services Group, Inc.	30,517
200		Loews Corp.	10,068
300		Marsh & McLennan Cos., Inc.	7,941
600		MBIA, Inc.	11,178
1,000		Metlife, Inc.	61,620
910		Progressive Corp.	17,436
840		Prudential Financial, Inc.	78,154
400		Safeco Corp.	22,272
350		Torchmark Corp.	21,186
1,050		Travelers Cos., Inc.	56,490
300		UnumProvident Corp.	7,137
450	@@	XL Capital Ltd.	22,640

			793,997

Internet: 0.3%
200	@	Akamai Technologies, Inc.	6,920
400	@	Amazon.com, Inc.	37,056
1,300	@	eBay, Inc.	43,147
400	@	Expedia, Inc.	12,648
250	@	Google, Inc. - Class A	172,870
500	@	IAC/InterActiveCorp.	13,460
1,246	@	Symantec Corp.	20,110
1,200	@	Yahoo!, Inc.	27,912

			334,123

Investment Companies: 0.0%
200		American Capital Strategies Ltd.	6,592

			6,592

Iron/Steel: 0.0%
100		Allegheny Technologies, Inc.	8,640
270		Nucor Corp.	15,989
170		United States Steel Corp.	20,555

			45,184

Leisure Time: 0.0%
800		Carnival Corp.	35,592
200		Harley-Davidson, Inc.	9,342

			44,934

Lodging: 0.0%
200		Harrah’s Entertainment, Inc.	17,750
400		Marriott International, Inc.	13,672
450		Starwood Hotels & Resorts Worldwide, Inc.	19,814

			51,236

Machinery - Construction & Mining: 0.1%
900		Caterpillar, Inc.	65,304
100	@	Terex Corp.	6,557

			71,861

Shares			Value

Machinery - Diversified: 0.1%
200		Cummins, Inc.	$25,474
500		Deere & Co.	46,560
200		Manitowoc Co., Inc.	9,766
100		Rockwell Automation, Inc.	6,896

			88,696

Media: 0.3%
500		CBS Corp. - Class B	13,625
550		Clear Channel Communications, Inc.	18,986
2,100	@	Comcast Corp. - Class A	38,346
1,500	@	DIRECTV Group, Inc.	34,680
200		EW Scripps Co.	9,002
320		McGraw-Hill Cos., Inc.	14,019
200		Meredith Corp.	10,996
2,350		News Corp. - Class A	48,152
2,900		Time Warner, Inc.	47,879
1,200	@	Viacom - Class B	52,704
3,050		Walt Disney Co.	98,454

			386,843

Metal Fabricate/Hardware: 0.0%
100		Precision Castparts Corp.	13,870

			13,870

Mining: 0.1%
300		Alcoa, Inc.	10,965
577		Freeport-McMoRan Copper & Gold, Inc.	59,108
200		Newmont Mining Corp.	9,766

			79,839

Miscellaneous Manufacturing: 0.7%
700		3M Co.	59,024
400		Cooper Industries Ltd.	21,152
550		Danaher Corp.	48,257
800		Dover Corp.	36,872
500		Eaton Corp.	48,475
11,350		General Electric Co.	420,745
800		Honeywell International, Inc.	49,256
600		Illinois Tool Works, Inc.	32,124
200		ITT Corp.	13,208
450		Parker Hannifin Corp.	33,890
300		Textron, Inc.	21,390
637	@@	Tyco International Ltd.	25,257

			809,650

Office/Business Equip: 0.0%
1,500		Xerox Corp.	24,285

			24,285

Oil & Gas: 1.4%
500		Anadarko Petroleum Corp.	32,845
400		Apache Corp.	43,016
400		Chesapeake Energy Corp.	15,680
2,981		Chevron Corp.	278,217
2,141		ConocoPhillips	189,050
800		Devon Energy Corp.	71,128
300		ENSCO International, Inc.	17,886
100		EOG Resources, Inc.	8,925
6,900		ExxonMobil Corp.	646,461
400		Hess Corp.	40,344
900		Marathon Oil Corp.	54,774
200		Murphy Oil Corp.	16,968
200		Noble Corp.	11,302

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES V	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
300		Noble Energy, Inc.	$23,856
1,200		Occidental Petroleum Corp.	92,388
200		Sunoco, Inc.	14,488
200		Tesoro Petroleum Corp.	9,540
349	@	Transocean, Inc.	49,959
700		Valero Energy Corp.	49,021
250		XTO Energy, Inc.	12,840

			1,678,688

Oil & Gas Services: 0.2%
200		Baker Hughes, Inc.	16,220
800		Halliburton Co.	30,328
500	@	National Oilwell Varco, Inc.	36,730
1,300		Schlumberger Ltd.	127,881
200		Smith International, Inc.	14,770

			225,929

Packaging & Containers: 0.0%
450		Ball Corp.	20,250
350	@	Pactiv Corp.	9,321

			29,571

Pharmaceuticals: 0.7%
1,200		Abbott Laboratories	67,380
300		Allergan, Inc.	19,272
400		AmerisourceBergen Corp.	17,948
2,400		Bristol-Myers Squibb Co.	63,648
200		Cardinal Health, Inc.	11,550
1,500		Eli Lilly & Co.	80,085
320	@	Express Scripts, Inc.	23,360
200	@	Forest Laboratories, Inc.	7,290
1,100	@	Gilead Sciences, Inc.	50,611
400	@	Medco Health Solutions, Inc.	40,560
2,750		Merck & Co., Inc.	159,803
8,400		Pfizer, Inc.	190,932
1,750		Schering-Plough Corp.	46,620
1,250		Wyeth	55,238

			834,297

Pipelines: 0.0%
600		El Paso Corp.	10,344
200		Questar Corp.	10,820
700		Williams Cos., Inc.	25,046

			46,210

Real Estate: 0.0%
300	@	CB Richard Ellis Group, Inc.	6,465

			6,465

Retail: 0.7%
200		Abercrombie & Fitch Co.	15,994
200	@	Autozone, Inc.	23,982
300	@	Bed Bath & Beyond, Inc.	8,817
610		Best Buy Co., Inc.	32,117
600	@	Big Lots, Inc.	9,594
890	@	Coach, Inc.	27,216
800		Costco Wholesale Corp.	55,808
1,918		CVS Caremark Corp.	76,241
450		Darden Restaurants, Inc.	12,470
400		Family Dollar Stores, Inc.	7,692
800		Gap, Inc.	17,024
1,420		Home Depot, Inc.	38,255
250		JC Penney Co., Inc.	10,998
2,200		Lowe’s Cos., Inc.	49,764

Shares			Value

1,550		McDonald’s Corp.	$91,311
200		Nordstrom, Inc.	7,346
200		Polo Ralph Lauren Corp.	12,358
500		RadioShack Corp.	8,430
900		Staples, Inc.	20,763
850	@	Starbucks Corp.	17,400
800		Target Corp.	40,000
200		Tiffany & Co.	9,206
1,050		TJX Cos., Inc.	30,167
300		Walgreen Co.	11,424
2,950		Wal-Mart Stores, Inc.	140,214
400		Wendy’s International, Inc.	10,336
1,100		Yum! Brands, Inc.	42,097

			827,024

Savings & Loans: 0.0%
2,900		Hudson City Bancorp., Inc.	43,558
602		Washington Mutual, Inc.	8,193

			51,751

Semiconductors: 0.3%
250		Analog Devices, Inc.	7,925
1,750		Applied Materials, Inc.	31,080
400	@	Broadcom Corp.	10,456
7,640		Intel Corp.	203,682
200		KLA-Tencor Corp.	9,632
300	@	MEMC Electronic Materials, Inc.	26,547
350		National Semiconductor Corp.	7,924
600	@	Nvidia Corp.	20,412
500	@	QLogic Corp.	7,100
1,900		Texas Instruments, Inc.	63,460

			388,218

Software: 0.5%
720	@	Adobe Systems, Inc.	30,766
370	@	Autodesk, Inc.	18,411
550		Automatic Data Processing, Inc.	24,492
300	@	BMC Software, Inc.	10,692
1,150		CA, Inc.	28,693
200	@	Electronic Arts, Inc.	11,682
200		Fidelity National Information Services, Inc.	8,318
300	@	Fiserv, Inc.	16,647
300	@	Intuit, Inc.	9,483
9,350		Microsoft Corp.	332,860
1,300	@	Novell, Inc.	8,931
4,900	@	Oracle Corp.	110,642
200		Paychex, Inc.	7,244

			618,861

Telecommunications: 0.8%
300	@	American Tower Corp.	12,780
7,210		AT&T, Inc.	299,648
600		CenturyTel, Inc.	24,876
200	@	Ciena Corp.	6,822
6,950	@	Cisco Systems, Inc.	188,137
1,800		Corning, Inc.	43,182
128		Embarq Corp.	6,340
600	@	JDS Uniphase Corp.	7,980
750	@	Juniper Networks, Inc.	24,900
2,320		Motorola, Inc.	37,213
2,300		Qualcomm, Inc.	90,505
1,400	@	Qwest Communications International, Inc.	9,814

See Accompanying Notes to Financial Statements

ING GET FUND — SERIES V	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: (continued)
2,166		Sprint Nextel Corp.	$28,440
2,700		Verizon Communications, Inc.	117,963
600		Windstream Corp.	7,812

			906,412

Toys/Games/Hobbies: 0.0%
500		Hasbro, Inc.	12,790

			12,790

Transportation: 0.2%
100		Burlington Northern Santa Fe Corp.	8,323
200		CH Robinson Worldwide, Inc.	10,824
900		CSX Corp.	39,582
200		Expeditors International Washington, Inc.	8,936
350		FedEx Corp.	31,210
350		Norfolk Southern Corp.	17,654
400		Union Pacific Corp.	50,248
900		United Parcel Service, Inc. - Class B	63,648

			230,425

		Total Common Stock (Cost $14,161,707)	15,190,143

REAL ESTATE INVESTMENT TRUSTS: 0.0%
Hotels: 0.0%
1,500		Host Hotels & Resorts, Inc.	25,560

			25,560

Regional Malls: 0.0%
500		General Growth Properties, Inc.	20,590
100		Simon Property Group, Inc.	8,686

			29,276

Storage: 0.0%
100		Public Storage, Inc.	7,341

			7,341

Warehouse/Industrial: 0.0%
250		Prologis	15,845

			15,845

		Total Real Estate Investment Trusts (Cost $90,329)	78,022

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 79.1%
Federal Home Loan Mortgage Corporation: 15.0%
$5,375,000	^, Z	3.310%, due 07/15/08	$5,279,427
13,300,000	^^, Z	3.460%, due 10/15/08	12,947,311

			18,226,738

Federal National Mortgage Corporation: 32.1%
39,500,000	^^, Z	3.610%, due 05/15/08	38,969,097

			38,969,097

Other U.S. Agency Obligations: 32.0%
14,205,000	Z	Financing Corp., 3.330%, due 06/27/08	13,973,785
5,763,000	Z	Financing Corp., 3.370%, due 10/06/08	5,615,744
15,000,000	^, Z	Resolution Funding Corp., 3.010%, due 07/15/08	14,756,745

Principal Amount			Value

$4,604,000	^, Z	Tennessee Valley Authority, 3.310%, due 07/15/08	$4,522,136

			38,868,410

		Total U.S. Government Agency Obligations (Cost $96,615,481)	96,064,245

U.S. TREASURY OBLIGATIONS: 7.6%
U.S. Treasury STRIP: 7.6%
9,311,000	^^	3.132%, due 05/15/08	9,195,991

		Total U.S. Treasury Obligations (Cost $9,195,080)	9,195,991

		Total Long-Term Investments (Cost $120,062,597)	120,528,401

Shares			Value
SHORT-TERM INVESTMENTS: 0.9%
Mutual Fund: 0.7%
800,000	**	ING Institutional Prime Money Market Fund	$800,000

		Total Mutual Fund (Cost $800,000)	800,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$267,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $267,063 to be received upon repurchase (Collateralized by $275,000 Federal Home Loan Bank, Discount Note, Market Value $274,478, due 01/16/08)		$267,000

	Total Repurchase Agreement (Cost $267,000)		267,000

	Total Short-Term Investments (Cost $1,067,000)		1,067,000

	Total Investments in Securities (Cost $121,129,597)*	100.1%	$121,595,401
	Other Assets and Liabilities - Net	(0.1)	(138,580)

	Net Assets	100.0%	$121,456,821

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $121,358,416.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,748,451
Gross Unrealized Depreciation	(1,511,466)

Net Unrealized Appreciation	$236,985

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Fund Name	Type	Per Share Amount
ING GET Fund - Series U	NII	$0.2401
	STCG	$0.0339
	LTCG	$0.1574
ING GET Fund - Series V	NII	$0.2364

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING GET Fund - Series U	32.95%
ING GET Fund - Series V	14.74%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Board. A trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director (“Non-Interested Trustee”). The Trustees of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Companies of the Fund and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Non-Interested Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:66	Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991- Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	29	Executive Committee, Academy of Economics and Finance (February 2007 - February 2011); President, Academy of Economics and Finance (February 2006 - February 2007); President-Elect, Academy of Economics and Finance (February 2005 - February 2006); First Vice President, Academy of Economics and Finance (February 2004 - February 2005); Second Vice President, Academy of Economics and Finance (February 2003 - February 2004); Academy of Economics and Finance (February 2002 - February 2003); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December 2002 - December 2004); and Director, Business and Economic Research Center, (August 1999 - August 2003).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:64	Trustee	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	29	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	December 2007 - Present	Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - Present)	27	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:72	Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	29	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Trustee	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	29	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:72	Trustee	June 2002 - Present	Retired.	29	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	29	None

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustees who are “Interested Persons:”

Shaun Mathews(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	27	Mark Twain House & Museum (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present).

Fredric (Rick) A. Nelson III(2) ING Investment Management 230 Park Avenue 13th Floor New York, NY 10169 Age: 51	Trustee	December 2007 - Present	Vice Chairman and Chief Investment Officer, ING Investment Management Americas. Formerly head of the U.S. Equity Group as well as a member of the Global and U.S. Executive Committees at JP Morgan Fleming Investment Management, Inc until 2003	27	None.

(1)	Trustees serve until their successors are duly elected and qualified.
(2)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s affiliation with any of the Portfolios, ING or any of ING’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (3) (April 2005 - President). Formerly, Vice President, ING Funds Services, LLC (3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (2) (March 2001 - September 2002)

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	December 2007 - Present	Vice President, Head of Mutual Fund Advisory Group ( April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products ( May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc., ING Series Fund, Inc. and ING GET Funds, with respect to each portfolio series thereof (collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2008, followed by specific considerations with respect to each Fund covered by this report (each a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 19, 2007, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2007 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

meetings on October 24-25, 2007, December 11, 2007 and December 17-18, 2007, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2008, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2007 and the one-, three-, and five-year periods ending September 30, 2007. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Portfolio, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2006 and December 31, 2005 and the nine-month period ended September 30, 2007. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2008, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2007 and the management fees and expense data described below are as of June 30, 2007.

ING GET Fund — Series U

In evaluating the investment performance of ING GET Fund — Series U, the Board noted that as of June 30, 2007: (1) the Covered Fund’s fixed-income component, gross of expenses, outperformed its fixed income benchmark index for all periods presented; and (2) the Covered Fund’s equity component, gross of expenses, also outperformed its equity benchmark index for all periods presented. The Board further noted that, although the Covered Fund underperformed its blended benchmark index for all periods presented as of September 30, 2007, the Covered Fund is successfully pursuing its investment objective of meeting the guarantee of principal for its shareholders during the Guarantee Period, which will mature on March 14, 2008.

In assessing the reasonableness of the management fee and expense ratio for ING GET Fund — Series U, the Board noted that the management fee for the Covered Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Covered Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. The Board also noted that, at the request of the Board, the Adviser had provided undertakings to continue waiving fees or otherwise paying expenses of the Covered Fund to limit the total expenses of the Covered Fund to 80 basis points.

ING GET Fund — Series V

In evaluating the investment performance of ING GET Fund — Series V, the Board noted that as of June 30, 2007: (1) the Covered Fund’s fixed-income component, gross of expenses, outperformed its fixed-income benchmark index for all periods presented; and (2) the Covered Fund’s equity component, gross of expenses, also outperformed its equity benchmark index for all periods presented. The Board further noted that, although the Covered Fund underperformed its blended benchmark index for all periods presented as of September 30, 2007, the Covered Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

is successfully pursuing its investment objective of meeting the guarantee of principal for its shareholders during the Guarantee Period.

In assessing the reasonableness of the management fee for ING GET Fund — Series V, the Board reviewed comparative information provided by the Adviser and noted that the management fee for the Covered Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Covered Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also noted that, at the request of the Board, the Adviser had provided undertakings to continue waiving fees or otherwise paying expenses of the Covered Fund to limit the total expenses of the Covered Fund to 80 basis points.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10236

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-AGET	(1207-022008)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $34,000 for year ended December 31, 2007 and $106,500 for year ended December 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $8,300 for year ended December 31, 2007 and $15,799 for year ended December 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $25,237 in the year ended December 31, 2007 and $39,232 in the year ended December 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: April 4, 2007

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services Dated: 2007

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e)	(2) Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $240,337 for year ended December 31, 2007 and $841,282 for year ended December 31, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should

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include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as

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a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING GET Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date:	March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date:	March 4, 2008

By	/s/ Todd Modic
Todd Modic Senior Vice President and Chief Financial Officer

Date:	March 4, 2008

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